UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013 (June 13, 2013)

CVR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices,
including zip code)

Registrant’s telephone number, including area code:  (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 13, 2013, CVR Energy, Inc. (the “Company”) held its annual meeting of the stockholders of the Company.  The stockholders of the Company voted on three proposals, consisting of (1) election of nine directors to the board of directors of the Company (the “Board”), (2) ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013, and (3) approval by a non-binding advisory vote of the Company’s named executive officer compensation (referred to as “Say-on-Pay”).  For more information regarding the foregoing proposals, please see the Company’s Proxy Statement dated April 30, 2013, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

At the annual meeting of the stockholders of the Company, (1) all of the Board’s nominees for director were elected, (2) the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 was ratified, and (3) the stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”).  The voting results for each of the proposals are summarized below.

Proposal 1 – Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Against or Withheld	Votes Abstain	Broker Non- Votes
Bob G. Alexander	83,016,829	147,042	0	1,812,159
SungHwan Cho	73,650,659	9,513,212	0	1,812,159
Carl C. Icahn	78,068,600	5,095,271	0	1,812,159
Vincent J. Intrieri	78,498,887	4,664,984	0	1,812,159
John J. Lipinski	79,723,581	3,440,290	0	1,812,159
Samuel Merksamer	78,493,283	4,670,588	0	1,812,159
Stephen Mongillo	82,970,901	192,970	0	1,812,159
Daniel A. Ninivaggi	72,617,050	10,546,821	0	1,812,159
James M. Strock	82,974,295	189,576	0	1,812,159

Proposal 2 – Ratify the Audit Committee’s Selection of KPMG

The appointment by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 was ratified by the following vote:

Votes For	Votes Against or Withheld	Votes Abstain	Broker Non-Votes
84,922,930	43,816	9,284	0

Proposal 3 – Non-Binding, Advisory Vote on Named Executive Officer Compensation (Say-on-Pay)

The stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”) by the following vote:

Votes For	Votes Against or Withheld	Votes Abstain	Broker Non-Votes
82,770,329	357,841	35,701	1,812,159

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2013

CVR Energy, Inc.

	By:	/s/ Edmund S. Gross
Edmund S. Gross,
Senior Vice President, General Counsel and
Secretary